SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 27, 2005
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                1-5084              23-1145880
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    (State or Other Jurisdiction of    (Commission        (I.R.S. Employer
    Incorporation or Organization)     File Number)       Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                     19129
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 8.01.  Other Events
------------------------


On June 27, 2005, Tasty Baking Company announced it joined the new Russell Microcap(TM) Index. A copy of the press release is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(c)         The following exhibit is filed herewith:

            Exhibit 99.1              Press Release dated June 27, 2005



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TASTY BAKING COMPANY
                                  (Registrant)


Date:  June 27, 2005              /S/ David S. Marberger
                                  --------------------------------------------
                                  David S. Marberger
                                  Senior Vice President and Chief Financial
                                  Officer



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                                  EXHIBIT INDEX


         Exhibit                        Description
         -------                        -----------

           99.1                         Press Release dated June 27, 2005